Exhibit 99.1

Cubist Reports Second Quarter 2014 Financial Results

•                  Total Net Revenues of $294.4 Million, Up 14% Over Q2 2013

•                  Non-GAAP Adjusted Operating Income of $41.4 Million; GAAP Operating Income of $42.2 Million

•                  Non-GAAP Diluted EPS of $0.23; GAAP Diluted EPS of $0.30

Lexington, Mass., July 22, 2014 — Cubist Pharmaceuticals, Inc. (NASDAQ: CBST) today announced results for the second quarter ended June 30, 2014.  The Company will host a conference call and webcast today at 5:00 p.m. ET (details below).

Financial highlights for the second quarter of 2014 (unaudited)

•                  Q2 2014 total net revenues were $294.4 million, up 14% compared to $258.8 million in Q2 2013.

•                  U.S. CUBICIN® (daptomycin for injection) net product revenues increased 3% to $234.7 million from $227.1 million in Q2 2013 which included a $6.6 million favorable adjustment to revenue reserves.

•                  International product revenues were $17.5 million compared to $15.0 million in Q2 2013.

•                  Non-GAAP adjusted operating income was $41.4 million compared to $51.3 million in the second quarter of 2013. GAAP operating income was $42.2 million compared to $28.1 million in the second quarter of 2013.

•                  Non-GAAP diluted earnings per share (EPS) was $0.23 compared to $0.42 in the second quarter of 2013.  GAAP diluted EPS was $0.30 compared to $0.23 in the second quarter of 2013.

“This was another exciting quarter for Cubist in which we launched an important new antibiotic treatment and made significant progress advancing another key pipeline program,” said Michael Bonney, CEO of Cubist.  “The FDA’s approval of SIVEXTRO™, and acceptance of our New Drug Application for our potential blockbuster, ceftolozane/tazobactam, reinforces our position as the worldwide leader in the research, development, and commercialization of antibiotics with activity against a range of resistant and problematic pathogens.”

As of June 30, 2014, Cubist had $643.5 million in cash, cash equivalents and investments. The total number of Cubist’s common shares outstanding as of June 30, 2014, was 75,570,915.

Recent Pipeline Highlights

•                  On June 20, Cubist received U.S. Food and Drug Administration (FDA) approval for and subsequently launched SIVEXTRO™ (tedizolid phosphate).  SIVEXTRO is indicated for the treatment of adult acute bacterial skin and skin structure infections caused by susceptible Gram-positive bacteria, including methicillin-resistant Staphylococcus aureus (MRSA), which has been categorized by the U.S. Centers for Disease Control and Prevention (CDC) as a serious public health threat.

65 Hayden Avenue, Lexington, MA 02421  P 781.860.8660  F 781.861.0566  www.cubist.com

•                  On June 19, the FDA accepted Cubist’s New Drug Application (NDA) for its investigational antibiotic ceftolozane/tazobactam with Priority Review. The FDA has assigned a Prescription Drug User Fee Act (PDUFA) action date of December 21, 2014. Cubist is seeking FDA approval of ceftolozane/tazobactam for the treatment of complicated urinary tract Infections (cUTI) and complicated intra-abdominal infections (cIAI).

•                  On May 9, Cubist announced the first detailed results from positive pivotal Phase 3 clinical trials of ceftolozane/tazobactam in development to treat serious infections including cUTI and cIAI.  Cubist presented data on microbiological eradication of key problematic Gram-negative pathogens, including Pseudomonas aeruginosa and extended-spectrum beta-lactamase (ESBL)-producing Escherichia coli (E. coli) and Klebsiella pneumoniae.

Use of Non-GAAP Financial Measures

Cubist has presented certain non-GAAP financial measures, including non-GAAP adjusted operating income, non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP cost of product revenues, non-GAAP R&D expenses, non-GAAP SG&A expenses, non-GAAP other income (expense) and non-GAAP provision for income taxes. These non-GAAP financial measures exclude certain amounts, expenses or income, from the corresponding financial measures determined in accordance with accounting principles generally accepted in the U.S. (GAAP). Management believes this non-GAAP information is useful for investors, taken in conjunction with Cubist’s GAAP financial statements, because it provides greater transparency regarding Cubist’s operating performance. Management uses these measures, among other factors, to assess and analyze operational results and trends and to make financial and operational decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Cubist’s operating results as reported under GAAP, not as a substitute for GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. The determination of the amounts that are excluded from non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Reconciliations between these non-GAAP financial measures and the most comparable GAAP financial measures are included in the tables accompanying this press release after the unaudited condensed consolidated financial statements.

***********************CONFERENCE CALL & WEBCAST INFORMATION***********************

CUBIST Q2 2014 FINANCIAL RESULTS

Tuesday, July 22, 2014 at 5:00 pm ET

U.S./Canada Attendee Dial-in: (855) 319-7654

International Attendee Dial-in: (484) 756-4327

Conference ID: 55596186

24-HOUR REPLAY U.S./CANADA: (855) 859-2056

24-HOUR REPLAY INTERNATIONAL: (404) 537-3406

Conference ID: 55596186

CALL WILL ALSO BE BROADCAST LIVE, LISTEN ONLY, VIA THE WEB AT:

https://cubist.webex.com/cubist/onstage/g.php?t=a&d=625014646

Attendee Password: 07222014

Replay will be available for 90 days at www.cubist.com

*********************************************************************************

About Cubist

Cubist Pharmaceuticals, Inc. is a global biopharmaceutical company focused on the research, development, and commercialization of pharmaceutical products that address significant unmet medical needs in the acute care environment. Cubist is headquartered in Lexington, Massachusetts, with a central international office located in Zurich, Switzerland. Additional information can be found at Cubist’s web site at www.cubist.com.  Also, connect with Cubist on Twitter @cubistbiopharma and @cubistcareers, LinkedIn, or YouTube.

Cubist Safe Harbor Statement

This press release contains forward-looking statements. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding: our expected second quarter 2014 financial results; our belief that ceftolozane/tazobactam has the potential to achieve blockbuster status; the anticipated PDUFA action date for our NDA for ceftolozane/tazobactam; and the therapeutic potential of SIVEXTRO and ceftolozane/tazobactam, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others: the risk that our final second quarter 2014 financial results will differ materially from our expected results disclosed in this release; regulatory developments, including the risk that the FDA may not agree with our interpretation of the results from the clinical studies of ceftolozane/tazobactam, may not approve on a timely basis or at all our NDA for ceftolozane/tazobactam or may require additional data, analysis, information or further studies that may not be clinically feasible or financially practicable; the review of our NDA for ceftolozane/tazobactam may take longer than anticipated, including as a result of internal FDA constraints; our ability to achieve our strategic milestones and initiatives, including as a result of our ability to continue to grow revenues from the sale of our commercial products, generic and other competition, manufacturing issues, our ability to successfully develop, gain marketing approval for and commercially launch our product candidates for their planned indications and on their expected timelines, and our ability to discover, in-license or acquire new products and product candidates; any marketing approval for ceftolozane/tazobactam may impose significant limitations on its use and additional post-marketing requirements; our ability to obtain adequate pricing and reimbursement levels for our products; our ability to successfully commercialize our products; the acceptance of and demand for new pharmaceutical products; competitive risks from current and future therapeutic alternatives to our products; our ability to obtain, maintain and enforce intellectual property for our products and product candidates; additional clinical trials of SIVEXTRO and/or ceftolozane/tazobactam may produce negative or inconclusive results or may not be initiated or conducted in a timely manner; technical difficulties, excessive costs or other issues relating to the manufacture or supply of our products and product candidates, including our ability to work with our third party contract manufacturers that manufacture and supply our product and product candidates on our behalf; our ability to work with, and the performance of our third party contract research organizations that help us conduct our clinical trials; we may encounter other unanticipated or unexpected risks with respect to the development or manufacture of our products and product candidates; the fact that drug discovery and development is complex, time consuming, expensive and fraught with a high risk of failure; and those additional factors discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements.

Contacts:

INVESTORS:

Eileen C. McIntyre, (781) 860-8533

Vice President, Investor Relations

eileen.mcintyre@cubist.com

MEDIA:

Julie DiCarlo, (781) 860-8063

Senior Director, Corporate Communications

julie.dicarlo@cubist.com

Tables to follow

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

(in thousands)

	June 30, 2014	December 31, 2013
ASSETS
Cash, cash equivalents and investments	$643,482	$578,558
Accounts receivable, net	107,395	123,155
Inventory	113,774	116,829
Property and equipment, net	179,584	177,544
Deferred tax assets, net	65,556	52,108
In-process research and development	237,400	896,400
Goodwill	383,018	383,018
Other intangible assets, net	1,350,383	721,066
Other assets	100,380	97,143
Total assets	$3,180,972	$3,145,821

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$256,757	$276,955
Deferred tax liabilities, net	363,358	357,802
Deferred revenue	34,335	37,421
Contingent consideration	165,230	223,322
Debt and other liabilities, net	873,593	856,590
Total liabilities	1,693,273	1,752,090
Total stockholders’ equity	1,487,699	1,393,731
Total liabilities and stockholders’ equity	$3,180,972	$3,145,821

CUBIST PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

UNAUDITED

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
U.S. CUBICIN product revenues, net	$234,723	$227,117	$446,907	$429,162
U.S. DIFICID product revenues, net	15,930	—	30,283	—
U.S. ENTEREG product revenues, net	14,606	12,386	28,527	23,589
Total U.S. product revenues, net	265,259	239,503	505,717	452,751
International product revenues	17,485	14,959	34,512	27,362
Other revenues	11,654	4,317	15,402	8,595
Total revenues, net	294,398	258,779	555,631	488,708

Costs and expenses:
Cost of product revenues	88,613	63,041	162,154	118,716
Research and development expense	104,862	115,190	225,465	229,399
Contingent consideration (income) expense	(24,774)	2,586	(58,092)	4,639
Selling, general and administrative expense	80,057	49,889	149,719	98,090
Restructuring charges	3,469	—	5,908	—
Total costs and expenses	252,227	230,706	485,154	450,844
Operating income	42,171	28,073	70,477	37,864
Total other expense (income), net	14,135	6,678	28,222	12,880
Income before income taxes	28,036	21,395	42,255	24,984
Provision (benefit) for income taxes	4,008	6,153	(6,006)	3,654
Net income	$24,028	$15,242	$48,261	$21,330

Basic net income per common share	$0.32	$0.23	$0.64	$0.33
Diluted net income per common share	$0.30	$0.23	$0.61	$0.32

Shares used in calculating:
Basic net income per common share	75,421,354	65,558,376	75,179,275	65,248,707
Diluted net income per common share	86,108,783	67,731,976	85,853,847	67,385,141

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Operating income reconciliation: (1)
GAAP operating income	$42,171	$28,073	$70,477	$37,864
Cost of product revenues adjustments (1)	17,157	5,611	33,141	10,999
Research and development expense adjustments (1)	1,833	15,000	6,555	40,000
Contingent consideration (income) expense	(24,774)	2,586	(58,092)	4,639
Selling, general and administrative expense adjustments (1)	1,497	—	2,158	—
Restructuring charges	3,469	—	5,908	—
Non-GAAP adjusted operating income	$41,353	$51,270	$60,147	$93,502
Non-GAAP other expense (income) (2)	5,577	3,008	11,241	5,603
Non-GAAP provision for income taxes (2)	16,732	15,240	22,061	28,705
Non-GAAP net income	$19,044	$33,022	$26,845	$59,194

(1) Detail on the adjustments included herein is provided in the tables below.

(2) A reconciliation to the most comparable GAAP financial measure is included in the tables below.

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of product revenues reconciliation:
GAAP cost of product revenues	$88,613	$63,041	$162,154	$118,716
Intangible asset amortization	(16,052)	(4,552)	(30,790)	(8,977)
Inventory fair value step-up	(1,105)	(1,059)	(2,351)	(2,022)
Non-GAAP cost of product revenues	$71,456	$57,430	$129,013	$107,717

Product gross margin reconciliation:
GAAP product gross margin	68.7%	75.2%	70.0%	75.3%
Intangible asset amortization	5.7%	1.8%	5.7%	1.9%
Inventory fair value step-up	0.4%	0.4%	0.4%	0.4%
Non-GAAP product gross margin	74.8%	77.4%	76.1%	77.6%

Research and development expenses reconciliation:
GAAP research and development expenses	$104,862	$115,190	$225,465	$229,399
Acquisition-related expenses	(1,017)	—	(4,922)	—
Intangible asset amortization	(816)	—	(1,633)	—
Upfront license fees	—	(15,000)	—	(40,000)
Non-GAAP research and development expenses	$103,029	$100,190	$218,910	$189,399

Selling, general and administrative expenses reconciliation:
GAAP selling, general and administrative expenses	$80,057	$49,889	$149,719	$98,090
Acquisition-related expenses	(1,497)	—	(2,158)	—
Non-GAAP selling, general and administrative expenses	$78,560	$49,889	$147,561	$98,090

Other (income) expense reconciliation:
GAAP other (income) expense	$14,135	$6,678	$28,222	$12,880
Non-cash debt discount amortization	(8,558)	(3,670)	(16,981)	(7,277)
Non-GAAP other (income) expense	$5,577	$3,008	$11,241	$5,603

Provision (benefit) for income taxes reconciliation:
GAAP provision (benefit) for income taxes	$4,008	$6,153	$(6,006)	$3,654
Tax adjustment	12,724	9,087	28,067	25,051
Non-GAAP provision for income taxes	$16,732	$15,240	$22,061	$28,705

CUBIST PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

UNAUDITED

(in thousands, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2014		2013		2014		2013
Non-GAAP net income reconciliation:
GAAP net income	$24,028		$15,242		$48,261		$21,330
Non-cash debt discount amortization	8,558		3,670		16,981		7,277
Intangible asset amortization	16,868		4,552		32,423		8,977
Inventory fair value step-up	1,105		1,059		2,351		2,022
Restructuring charges	3,469		—		5,908		—
Acquisition-related expenses	2,514		—		7,080		—
Upfront license fees	—		15,000		—		40,000
Contingent consideration (income) expense	(24,774)		2,586		(58,092)		4,639
Tax adjustment	(12,724)		(9,087)		(28,067)		(25,051)
Non-GAAP net income	$19,044		$33,022		$26,845		$59,194

Diluted earnings per common share reconciliation:
GAAP diluted earnings per common share	$0.30		$0.23		$0.61		$0.32
Non-GAAP dilutive adjustments	(0.07	)(1)	0.19	(1)	(0.27	)(1)	0.45	(1)
Non-GAAP diluted earnings per common share	$0.23		$0.42		$0.34		$0.77

Shares used in diluted per common share calculation reconciliation:
GAAP shares used in diluted earnings per common share	86,108,783		67,731,976		85,853,847		67,385,141
Non-GAAP dilutive share adjustments	4,246,131	(2)	15,424,084	(2)	—		15,424,118	(2)
Non-GAAP shares used in diluted earnings per common share	90,354,914		83,156,060		85,853,847		82,809,259

(1)

Includes impact of non-GAAP adjustments from GAAP net income to non-GAAP net income and add back of interest expense and debt issuance costs on Cubist’s outstanding convertible notes, net of tax effect

(2)	Additional dilutive weighted average shares issuable upon conversion of Cubist’s outstanding convertible notes